UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 19, 2015
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on February 19, 2015 (the “Initial Form 8-K”), on February 19, 2015, pursuant to the Agreement and Plan of Merger dated November 2, 2014 by and among Laboratory Corporation of America Holdings, a Delaware corporation (the “Company”), Covance Inc., a Delaware corporation (“Covance”), and Neon Merger Sub Inc., a Delaware corporation and direct and indirect wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Covance, with Covance continuing as the surviving entity and as a direct and indirect wholly owned subsidiary of the Company. This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits

 (a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Covance at December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 are filed as Exhibit 99.2 to this Form 8-K/A.
 (b)    Pro Forma Financial Information.

The unaudited pro forma condensed financial information is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

 (c)    Exhibits.

Exhibit No.    Description
23.1        Consent of Ernst & Young LLP
99.1          Press Release, dated February 19, 2015, issued by Laboratory Corporation of America Holdings*

99.2	Consolidated Financial Statements of Covance Inc. and Subsidiaries at December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012

99.3        Unaudited Pro Forma Condensed Combined Financial Statements

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

May 7, 2015

EXHIBIT INDEX

Exhibit No.    Description
23.1        Consent of Ernst & Young LLP
99.1          Press Release, dated February 19, 2015, issued by Laboratory Corporation of America Holdings*

99.2	Consolidated Financial Statements of Covance Inc. and Subsidiaries at December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012

99.3        Unaudited Pro Forma Condensed Combined Financial Statements

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 19, 2015.